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                           BNY HAMILTON FUNDS, INC.

                      Supplement dated February 23, 2006
                                      to
                       BNY Hamilton CRT Funds Prospectus
                             dated April 29, 2005

   The following changes have been made to the Prospectus referenced above:

   The paragraph entitled "BNY Hamilton Small Cap Growth CRT Fund" in the section entitled "Portfolio Managers" has been revised as follows:

   BNY Hamilton Small Cap Growth CRT Fund is managed by John C. Lui, a Managing Director of the Advisor, and Edward Amberger, a Vice President of the Advisor. Mr. Lui and Mr. Amberger share equally all portfolio management responsibilities in respect of the Fund. Mr. Lui has managed the Fund since its inception in 1997. He joined the Advisor in 1995 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management. Mr. Amberger has managed the Fund since 2006. He worked at the Advisor as a research analyst and portfolio manager from 1988 through 1997 before rejoining the Advisor in 2003. From 1997 through 1998, he was a research analyst at Morgan Stanley Dean Witter & Co. From 1998 through 2003, he was a portfolio manager at Oppenheimerfunds, Inc.

   The paragraph entitled "BNY Hamilton International Equity CRT Fund" in the section entitled "Portfolio Managers" has been revised as follows:

   BNY Hamilton International Equity CRT Fund is managed by Lloyd Buchanan and Todd Rose. Mr. Buchanan and Mr. Rose share equally all portfolio management responsibilities in respect of the Fund. Mr. Buchanan has managed the Fund since 2003 and has been a Portfolio Manager in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe Houghton in May 1988. Mr. Rose has managed the Fund since 2006 and has been a Portfolio Manager in the Index Fund Management Division of the Advisor since 2000.